U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
                                 Amendment No. 3

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 15, 2001



                         WASTE CONVERSION SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its Charter)




         Nevada                      0-58972                    22-280078
------------------------      --------------------      ------------------------
(State of Incorporation)       Commission File No.         (IRS Employer
                                                            Identification No.)



    4871 n. Mesa Drive, P.O.Box 69, Castle Rock, Co       80104-0069
------------------------------------------------------------------------
       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number,( 303 )   419  -   2999
                               -----   -----    ------



                     (Registrant's former name and address)

Item 5.  Other Events.

a.       Current Plan of Business Operations.

         The  purpose  of  this  current  report   amendment  is  to  state  the
registrant's current business plan of business operations. We are planning to enter the scrap tire waste conversion business in the State of Minnesota. The State of Minnesota currently ships all of its scrap tires to a dump facility in Iowa. Minnesota produces approximately 4 million scrap tires annually.

         We have developed a three phase plan for our proposed business operations. The first phase will be implementing a tire collection system. The second phase will be a scrap tire delivery system to an operating scrap tire processing facility. The second phase will generate revenue from fees paid for the scrap tires. We anticipate shredding the scrap tires with a portable shredder to increase the shipping weights and reduce air space waste associated with shipping whole tires. The third phase will entail the purchase or construction of a proprietary scrap tire incinerator to process the scrap tires we will collect.

b.       Cautionary Statement Concerning Forward-looking Statements

         This report contains  forward-looking  statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, concerning our future operations. Forward-looking statements are statements that estimate the happening of future events, are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

         Forward-looking statements may be identified by the use of forward-looking terminology such as "believes", "intends", "projects", "forecasts", "predicts", "may", "will", "expects", "estimates", "anticipates", "probable", "continue" or similar terms, variations of those terms or the negative of those terms. In the particular case of this Current Report the terms "planning" and "proposed" are forward-looking terms. The forward-looking statements contained in this report has been compiled by our management based upon assumptions they consider reasonable. These assumptions are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. Actual results could differ materially from those currently anticipated due to a number of factors. Accordingly, there can be no assurance that the plans will be realized. The plans and actual results will likely vary and those variations may be material. We urge you and your advisors to review the forward-looking statements, to consider the assumptions upon which they are based and to ascertain their reasonableness.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Waste Conversion Systems, Inc.
Dated: October 15, 2001
                                            /s/ Glenna Price
                                            ---------------------------------
                                            By: Glenna Price
                                            Title: Secretary